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                             STOCK PLEDGE AGREEMENT
                          ("Lenfest Pledge Agreement")


         LENFEST PLEDGE AGREEMENT made as of the 12th day of May, 1999, by and between LENFEST YORK, INC., a Delaware corporation ("Pledgor"), and FIRST UNION NATIONAL BANK, a national banking association as agent on behalf of the Senior Secured Parties (as defined in the Credit Agreement referred to below). First Union National Bank in its capacity as agent hereunder, with its successors and assigns, is hereinafter referred to as "Agent."

                             BACKGROUND OF AGREEMENT
                             -----------------------

         On the date hereof certain lenders and issuers of letters of credit and FIRST UNION NATIONAL BANK as Agent have entered into a Credit Agreement (as amended, extended, supplemented, restated or otherwise modified or refinanced, including without limitation any amendment involving an increase in principal, interest rate or other amount, the "Credit Agreement") with Susquehanna Media Co. (the "Borrower"), pursuant to which such lenders and issuers agreed to extend credit to the Borrower upon the terms and conditions specified in the Credit Agreement under (1) a revolving credit facility with a swing loan subfacility, and (2) two separate term loan facilities, and to issue, or participate in the issuance of, certain letters of credit. In addition, the Credit Agreement currently requires under certain conditions the Borrower to enter into certain interest rate hedging agreements.

         One of the prerequisites to the making of advances by the Lenders (as defined in the Credit Agreement) under the Credit Agreement and the issuing of letters of credit thereunder is that the Pledgor (which owns the capital stock of certain Subsidiaries, direct or indirect, of the Borrower as specified on
Schedule 1) shall have entered into this Lenfest Pledge Agreement and shall have granted to the Agent for the benefit of the Senior Secured Parties a security interest in and to all of the shares of capital stock of the Subsidiaries of the Borrower owned by Pledgor to secure the Borrower's obligations to the Senior Secured Parties. This Lenfest Pledge Agreement is being executed and delivered pursuant to Section 4.1.5 of the Credit Agreement.

         Pledgor acknowledges that the loans made pursuant to the Credit Agreement will benefit the Subsidiaries of the Borrower in which Pledgor has an interest and thereby also benefit Pledgor. Pledgor also acknowledges that it was and will be Solvent, before and after giving effect to the transactions contemplated by the Credit Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration receipt of which is hereby acknowledged, agree as follows:

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         SECTION 1. DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in, or by reference in, the Credit Agreement or in the Uniform Commercial Code, as applicable. The following terms shall have the following meanings:

               "Collateral" shall mean (without duplication):

               (i) all Investment Property evidencing ownership interests in, or related to, the Borrower and/or any Subsidiary of the Borrower, including, without limitation, the shares of capital stock and other securities owned by the Pledgor in any of the entities listed on Schedule I hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock of and/or other securities of and/or ownership interests in the Borrower and/or any Subsidiary of the Borrower obtained in the future by the Pledgor, and, in each case, all certificates representing such shares and/or securities and/or ownership interests and, in each case, all rights, options, warrants, stock, other securities and ownership interests which may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein as the "Pledged Securities");

               (ii) all other property which may be delivered to and held by the Agent pursuant to the terms hereof of any character whatsoever into which any of the Pledged Securities may be converted or which may be substituted for any of the foregoing; and

               (iii) all Proceeds of the Pledged Securities and of such other property, including, without limitation, all dividends, cash, securities or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any of or all such Pledged Securities or other property.

               "FCC" shall mean the Federal Communications Commission or any governmental body succeeding to the functions of such commission.

               "FCC License" shall mean any radio, microwave, or other communications license, permit, certificate of compliance, franchise, approval or authorization granted or issued by the FCC for control, ownership, acquisition, construction, operation, management or maintenance of domestic cable television systems, radio broadcasting systems or businesses directly related thereto.

               "Franchise" shall mean a franchise, permit or license (including, without limitation, an FCC License), designation or certificate granted by the United States or any other country, territory or state or a city, town, county or other municipality, PUC or any other regulatory authority pursuant to which a Person has the right to own, control, acquire, construct, operate, manage or maintain a domestic cable television system, radio broadcasting system or business directly related thereto.

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               "Lien" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of such Person.

               "Necessary Endorsement" shall mean undated stock powers endorsed in blank (with signatures property guaranteed) or other proper instruments of assignment duly executed and such other instruments or documents as the Agent may reasonably request.

               "Proceeds" shall have the meaning assigned to such term under the Uniform Commercial Code and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to the Pledgor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority); and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral.

               "PUC" shall mean any state or local regulatory agency or body that exercises jurisdiction over the ownership, construction, operation, acquisition, management or maintenance of domestic cable television systems, radio broadcasting systems or businesses directly related thereto.

               "Uniform Commercial Code" shall mean the Uniform Commercial Code, as amended, as is in effect in the Commonwealth of Pennsylvania or in any applicable state as the case may be.

         SECTION 2. CREATION OF SECURITY INTEREST

         As security for the payment and performance in full of the Senior Secured Obligations, the Pledgor hereby hypothecates, pledges, assigns, sets over and delivers unto the Agent, and grants to the Agent, for the equal (in priority) and ratable benefit of the Senior Secured Parties, a continuing first priority security interest in all its right, title and interest in, to and under the Collateral, TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 3. NON-RECOURSE GUARANTY

         The Pledgor hereby irrevocably and unconditionally guaranties to the Agent the full and timely payment and performance of the Senior Secured Obligations, it being the Pledgor's intent that the guaranty set forth in this
Section 3 shall be a guaranty of payment and not a guaranty of collection. The guaranty hereunder is a primary and original obligation of the Pledgor and is an absolute, unconditional guaranty of payment and performance which is irrevocable and, to the extent allowed by applicable law, shall remain in full force and effect without respect to future changes in conditions. The Pledgor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Borrower or to any Collateral. The Pledgors liability under this Lenfest Pledge Agreement, and the rights and remedies of Agent hereunder, shall be immediate and shall not be contingent upon the exercise or enforcement by Agent of whatever remedies it may have against the Borrower or others or the enforcement of any lien or the realization upon any security that Agent may at any time possess.

         Notwithstanding the foregoing paragraph, the recourse of Agent in respect of the guaranty of the Pledgor set forth in this Section 3 is limited to the Pledgor's interest in the Collateral. However, this paragraph shall not limit Agent's rights against the Pledgor as a result of any breach by the Pledgor of any representation, warranty or covenant of the Pledgor set forth in this Lenfest Pledge Agreement.

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         SECTION 4. DELIVERY OF COLLATERAL

            4.1 At Time of Execution of Agreement. Contemporaneously with the execution of this Lenfest Pledge Agreement or, in any event, prior to the Closing Date, the Pledgor shall deliver or cause to be delivered to the Agent
(i) any and all certificates and other instruments evidencing the Pledged Securities, (ii) any and all other certificates or other instruments or documents representing any of the Collateral and (iii) all other property comprising part of the Collateral, in each case along with the Necessary Endorsements.

            4.2 Subsequent Delivery of Collateral. If the Pledgor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities acquired after the Closing Date (including, without limitation, stock in York Cable Television, Inc.), or any options, warrants, rights or other similar property or certificates representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the Borrower or any Subsidiary, but excluding dividends permitted to be retained under Section 6) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Pledgor agrees:

                (i) to accept the same as the agent of the Agent,

                (ii) to hold the same in trust on behalf of and for the benefit of the Agent, and

                (iii) to deliver any and all certificates or instruments evidencing the same to the Agent on or before the close of business on the seventh (7th) Business Day following the receipt thereof by the Pledgor, in the exact form received together with the Necessary Endorsements, to be held by the Agent subject to the terms of this Lenfest Pledge Agreement, as additional Collateral.

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         SECTION 5. REPRESENTATIONS AND WARRANTIES OF PLEDGOR

            5.1 Representations and Warranties. Pledgor represents and warrants as follows:

                (i) Pledgor is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware. Pledgor has perpetual corporate existence, and Pledgor has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage. Pledgor has not failed to qualify to do business in any state or jurisdiction where the failure to so qualify could have a material adverse effect on (a) the ability of Pledgor to perform its obligations hereunder, (b) the binding nature, validity or enforceability of this Lenfest Pledge Agreement, or (c) the validity, perfection, priority or enforceability of the Lien of the Agent for the benefit of the Senior Secured Parties in the Collateral. The principal place of business of Pledgor is located at the address set forth on the signature page hereto and the sole name under which Pledgor conducts business is set forth in the first paragraph of this Lenfest Pledge Agreement.

                (ii) All the Pledged Securities are owned by Pledgor beneficially and of record free and clear of any Lien, except for the Liens created pursuant to this Lenfest Pledge Agreement. The execution and delivery by Pledgor of this Lenfest Pledge Agreement and the delivery of the Collateral to the Agent simultaneously therewith has created a valid and perfected security interest in the Collateral in favor of the Agent, for the equal (in priority) and ratable benefit of the Senior Secured Parties, to secure payment of the Senior Secured Obligations.

                (iii) Pledgor has the corporate power to execute, deliver and carry out the terms and provisions of this Lenfest Pledge Agreement, and Pledgor has taken all necessary corporate action (including, without limitation, any consent of stockholders required by law or by its articles of incorporation or bylaws or other organizational documents) to authorize the execution, delivery and performance of this Lenfest Pledge Agreement. This Lenfest Pledge Agreement constitutes the authorized, valid and legally binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a court of law or at equity).

                (iv) The execution and delivery of this Lenfest Pledge Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof, will not (x) violate any provision of law or any injunction or any applicable regulation, order, writ, judgment or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to Pledgor, or (y) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to impose) any Lien, other than the Liens created hereby, upon any of the Collateral or assets of Pledgor pursuant to the terms of, any agreement, indenture, franchise, license, permit, mortgage or deed of trust to which Pledgor is a party or by which Pledgor is bound, or to which

Pledgor is subject, or (z) violate any of the provisions of the articles of incorporation, bylaws or other organizational documents of Pledgor.

                (v) No consent, approval or authorization of any Person which has not been obtained, or recording, filing, registration, notice or other similar action with or to any Person, is required in order to insure the legality, validity, binding effect or enforceability of this Lenfest Pledge Agreement, except such filings and may be required as contemplated by Section
7.30 of the Credit Agreement.

                (vi) The shares of stock and securities of the Subsidiaries of the Borrower included in the Collateral are not, to the knowledge of Pledgor, subject to any charter, bylaw, statutory, contractual or other restriction governing their issuance, transfer, ownership or control which restriction would limit the effectiveness or enforceability of the pledge and security interest created under this Lenfest Pledge Agreement, except to the extent that regulatory considerations reflected in Section 12 hereof may affect the enforceability of certain rights and remedies of the Agent and the Senior Secured Parties hereunder.

            5.2 Survival of Representations and Warranties. All the foregoing representations and warranties shall survive the execution and delivery of this Lenfest Pledge Agreement and shall continue until this Lenfest Pledge Agreement is terminated as provided herein and shall not be affected or waived by any inspection or examination made by or on behalf of Agent or any Senior Secured Party.

         SECTION 6. VOTING; DIVIDENDS

            6.1 Rights Prior To Default. Other than during the existence of an Event of Default,

                (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.

                (ii) Subject to and limited by the restrictions on dividends and other payments in respect of the Collateral set forth in the Loan Documents, Pledgor shall be entitled to receive and retain any and all dividends and other payments paid in respect of the Collateral, provided, however, that any and all

                     (a) dividends or other payments paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                     (b) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                     (c) cash paid, payable or otherwise distributed in redemption of or exchange for, any Collateral except in a transaction permitted by the Credit Agreement, shall forthwith be delivered to the Agent to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any Necessary Endorsement).

                (iii) The Agent shall execute and deliver to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

            6.2 Rights After a Default. Upon the occurrence and during the continuation of an Event of Default and as more fully set forth in Section 11 below,

                (i) Subject to Section 12 below, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection 6.1 above and to receive the dividends and payments which it would otherwise be authorized to receive and retain pursuant to subsection 6.1 above shall cease, and all such rights shall thereupon become vested in the Agent who shall have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and payments.

                (ii) All dividends and other payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this subsection 6.2 shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall forthwith be paid over to the Agent as Collateral in the same form as so received (with any Necessary Endorsement).

         SECTION 7. COVENANTS OF PLEDGOR

            Pledgor covenants that until this Lenfest Pledge Agreement is terminated in accordance with the terms hereof:

                (i) Pledgor shall not transfer, sell, encumber or otherwise dispose of any of the Collateral, except in connection with a sale permitted under the provisions of the Credit Agreement providing for dispositions to third parties free of Liens or to the Borrower and/or one or more Subsidiaries of the Borrower, and shall not create, assume or suffer to exist any Lien in or on any of the Collateral, except the Liens created hereunder, provided that Pledgor may transfer the Collateral to AT&T Corp. if prior to such transfer (1) such transferee executes and delivers to Agent such documents as Agent may request so that such transferee becomes bound by this Lenfest Pledge Agreement as if an original signatory hereto and the transferred Collateral remains pledged to Agent and (2) such transferee has executed and delivered to the Company a confirmation that the Company shall be entitled to programming discounts that are at least as favorable to the Company and its Subsidiaries as those offered through Lenfest.

                (ii) To the extent permitted by applicable law, Pledgor hereby waives any rights which it otherwise may have under Section 9-112 of the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania.

                (iii) Pledgor shall not change the location of its principal office or its name referred to in Section 5.1 (i), or conduct business under any other name, without having first (a) given to Agent at least thirty (30) days' prior written notice of same and (b) executed, delivered and filed (and paid or cause to be paid by the Borrower or any Subsidiary of the Borrower all filing fees and taxes) all such documents as may be necessary or advisable in the opinion of Agent to continue to perfect and protect the Liens created hereby.

                (iv) Pledgor shall vote the stock and securities included in the Collateral in a manner consistent with the covenants and agreements of Pledgor, the Borrower and the Subsidiaries of the Borrower set forth in the Loan Documents, including, without limitation, restricting the issuance of additional shares of stock of the Borrower and its Subsidiaries (or rights or options therefore) except such as is pledged to the Agent pursuant to the terms of the Loan Documents.

         SECTION 8. FURTHER ASSURANCES

            The Pledgor agrees that at any time and from time to time, at the expense of the Borrower and its Subsidiaries, the Pledgor will (and will require the Borrower and its Subsidiaries to at the expense of the Borrower and its Subsidiaries) promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral including, without limitation, using its reasonable best efforts to cooperate in obtaining any FCC, PUC, or other governmental approval of any action or transaction contemplated hereby or thereby.

         SECTION 9. AGENT APPOINTED ATTORNEY-IN-FACT; MAY PERFORM CERTAIN DUTIES

            9.1 Appointment as Attorney-in-fact. Effective upon the occurrence of an Event of Default, and so long as Agent reasonably believes such Event of Default is continuing, the Pledgor hereby appoints the Agent as its true and lawful agent, proxy, and attorney-in-fact for the purpose of carrying out this Lenfest Pledge Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof including, without limitation, the execution on behalf of Pledgor of any financing or continuation statement with respect to the security interest created hereby and the endorsement of any drafts or orders which may be payable to Pledgor in respect of, arising out of, or relating to any or all of the Collateral. This power shall be valid until the termination of the security interests created hereunder, any limitation under law as to the length or validity of a proxy to the contrary notwithstanding. This appointment is irrevocable and coupled with an interest and any proxies heretofore given by the Pledgor to any other Person are revoked. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the articles of incorporation, bylaws or other documents to which Pledgor or any Subsidiary of the Borrower in which Pledgor holds capital stock is subject or to which any is a party.

            9.2 Registration of Securities. Pledgor shall instruct each Subsidiary of the Borrower in which Pledgor holds capital stock to, and such Subsidiary of the Borrower shall, register the pledge of the shares included in the Collateral in the name of the Agent on the books of such Subsidiary of the Borrower. Upon the occurrence and during the continuance of an Event of Default, Pledgor shall at the direction of Agent instruct each Subsidiary of the Borrower in which Pledgor holds capital stock to, and such Subsidiary of the Borrower shall, register the shares included in the Collateral in the name of the Agent on the books of such Subsidiary of the Borrower.

            9.3 Performance of Pledgor's Duties. In furtherance, and not by way of limitation, of the foregoing subsections 9.1 and 9.2, if (at any time either before or after the occurrence of an Event of Default) the Pledgor fails to perform any agreement contained herein, the Agent may (but under no circumstance is obligated to) perform such agreement and any expenses incurred shall be payable by the Borrower and its Subsidiaries provided, however, that nothing herein shall be deemed to relieve the Pledgor from fulfilling any of its obligations hereunder.

            9.4 Acts May Be Performed By Agents and Employees. Any act of the Agent to be performed pursuant to this Section 9 or elsewhere in this Lenfest Pledge Agreement may be performed by agents or employees of the Agent.

         SECTION 10. STANDARD OF CARE

            10.1 In General. No act or omission of any Senior Secured Party (or agent or employee thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or any claim or action against any such Senior Secured Party (or agent or employee thereof, in the absence of gross negligence or willful misconduct of such Senior Secured Party as determined in a final, nonappealable judgment of a court of competent jurisdiction. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords to its own property, it being understood that it has no duty to take any action with respect to calls, conversions or exchanges or to preserve any rights of any parties and shall only be liable for losses which are a result of it gross negligence or willful misconduct as determined in a final, nonappealable judgment of a court of competent jurisdiction.

            10.2 Reliance on Advice of Counsel. In taking any action under this Lenfest Pledge Agreement, the Agent shall be entitled to rely upon the advice of counsel of Agent's choice and shall be fully protected in acting on such advice whether or not the advice rendered is ultimately determined to have been accurate.

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         SECTION 11. DEFAULT

            11.1 Certain Rights Upon Default. In addition to any other rights accorded to the Agent and the Senior Secured Parties hereunder, upon the occurrence and during the continuation of an Event of Default:

                 11.1.1 The Agent shall be entitled to receive any cash dividends or payments on the Collateral and, subject to Section 12 below, to exercise in the Agent's discretion all voting rights pertaining thereto as more fully set forth in Section 6 above. Without limiting the generality of the foregoing, subject to Section 12 below, the Agent shall have the right to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Borrower, any Subsidiary of the Borrower or the Pledgor.

                 11.1.2 Pledgor, the Borrower and each Subsidiary of the Borrower shall take any action necessary or required or requested by the Agent in order to allow it fully to enforce the security interest in the Collateral hereunder and to realize thereon to the fullest extent possible, including, but not limited to, the filing of any claims with any court, liquidator, trustee, guardian, receiver or other like person or party.

                 11.1.3 The Agent shall have all of the rights of a secured party under the Uniform Commercial Code of Pennsylvania, as amended, and any other applicable law including the right to sell on such terms as it may deem appropriate any or all of the Collateral at one or more public or private sales upon at least ten (10) Business Days' written notice to Pledgor of the time and place of any public sale and of the date on which the Collateral will first be offered for sale in the case of any private sale. Agent shall have the right to bid thereat or purchase any part or all the Collateral in its own or a nominee's name (subject to applicable FCC or PUC requirements or restrictions). The Agent shall have the right to apply the proceeds of the sale, after deduction for any costs and expenses of sale (including any liabilities incurred in connection therewith including reasonable attorneys' fees and allocated costs of attorneys who are employees of the Agent), to the payment of the Senior Secured Obligations in any manner or order which the Agent, in its sole discretion, may elect (whether pursuant to the Credit Agreement or otherwise), to the payment of any other amount required by law (including without limitation Section 9-504(l)(c) of the Uniform Commercial Code), and to pay any remaining proceeds to Pledgor or its successors or assigns or to whomsoever may lawfully be entitled to receive the same or as a court of competent jurisdiction may direct, without further notice to or consent of Pledgor and without regard to any equitable principles of marshalling or other like equitable doctrines. Pledgor hereby acknowledges and agrees that the notice provided for above is reasonable and expressly waives any rights it may have of equity of redemption, stay or appraisal with respect to the Collateral.

                 11.1.4 For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of the Collateral or any portion thereof, notwithstanding the fact that after Agent shall have entered into such an agreement, any and all Defaults shall have been remedied and the Senior Secured Obligations paid in full.

                 11.1.5 The Agent shall have the right, with full power of substitution either in the Agent's name or the name of the Pledgor, to ask for, demand, sue, collect and receive any and all moneys due or to become due under and by virtue of the Collateral and to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, provided, however, that nothing herein shall be construed as requiring the Agent to take any action, including, without limitation, requiring or obligating the Agent to make any inquiry as to the nature or sufficiency of any payment received, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.

                 11.1.6 The Agent shall be entitled to the appointment of a receiver or trustee for all or any part of the businesses of the Borrower or of the Subsidiary of the Borrower in which Pledgor owns an interest or of the Pledgor, which receiver shall have such powers as may be conferred by law or the appointing authority.

            11.2 Agent May Exercise Less Than All Rights. Pledgor hereby acknowledges and agrees that the Agent is not required to exercise all remedies and rights available to it equally with respect to all of the Collateral, and the Agent may select less than all of the Collateral with respect to which the remedies as determined by the Agent may be exercised.

            11.3 Duties of Pledgor/Borrower and Subsidiary of the Borrower With Respect to Transferee. In the event that, upon an occurrence of an Event of Default, the Agent shall sell all or any of the Collateral to another party or parties (herein called "Transferee") or shall purchase or retain all or any of the Collateral, Pledgor shall instruct the Borrower and each Subsidiary of the Borrower in which Pledgor holds an interest to, and the Borrower and each such Subsidiary shall:

                 (i) Deliver to the Agent or Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other documents and records of the Subsidiary of the Borrower in which Pledgor has an interest;

                 (ii) Use its best efforts to obtain resignations of the persons then serving as officers and directors of Subsidiaries of the Borrower in which Pledgor has an interest, if so requested; and

                 (iii) Use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Collateral to the Transferee or the purchase or retention of the Collateral by the Agent and allow the Transferee or the Agent to continue the business of the issuer.

         SECTION 12. ACKNOWLEDGEMENT OF REGULATORY CONSIDERATIONS; UNIQUE NATURE OF ASSETS.

            12.1 FCC/PUC Approval. It is hereby acknowledged that transfer of certain Collateral and the exercise of certain other remedies provided herein may constitute a transfer of an FCC License or other Franchise or a sale or transfer of control of a holder of an FCC License or other Franchise, requiring approval of the FCC or PUC, pursuant to rules and regulations of the FCC or PUC. Notwithstanding anything to the contrary contained in this Agreement, the Agent will not knowingly take any action pursuant to this Agreement which would constitute or result in an assignment of an FCC License or other Franchise or any transfer of control of the holder of an FCC License or other Franchise if such assignment of license or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC or any PUC), the prior approval of the FCC or such PUC, without first obtaining such approval. In connection with this provision, the Agent shall be entitled to rely upon the advice of counsel of Agent's choice whether or not the advice rendered is ultimately determined to have been accurate.

            12.2 Pledgor/Borrower and Subsidiary of the Borrower Assistance in Obtaining Approval. Without limiting the generality of Section 8 above, if counsel to the Agent reasonably determines that the consent of the FCC or PUC is required in connection with any of the actions hereunder or under any other Loan Document, then the Pledgor (at the cost and expense of the Borrower and its Subsidiaries) agrees to use its best efforts to secure such consent and to cooperate fully with the Agent in any action to secure such consent. Further, the Pledgor shall use its best efforts to require the Borrower and Subsidiaries of the Borrower to do the same, Without limiting the generality of the foregoing, Pledgor, the Borrower and the Borrower's Subsidiaries shall promptly execute and file and/or cause the execution and filing of all applications, certificates, instruments, and other documents and papers that the Agent deems necessary or advisable to file in order to obtain any necessary governmental consent, approval, or authorization, and if the Borrower, any Subsidiary of the Borrower or Pledgor fails or refuses to execute (or fails or refuses to cause another Person to execute) such documents, the Agent or the clerk of any court of competent jurisdiction may execute and file the same on behalf of the Borrower, any Subsidiary of the Borrower and Pledgor (or any of them) or such other Person.

            12.3 Unique Nature of Assets. It is agreed that the FCC Licenses and other Franchises held by the Borrower and its Subsidiaries are unique assets which (or the control of which) may have to be transferred in order for the Agent adequately to realize the value of its security interest. A violation of the covenants set forth in this Section would result in irreparable harm to the Agent for which monetary damages are not readily ascertainable. Therefore, in addition to any other remedy which may be available to the Agent at law or in equity, Agent shall have the remedy of specific performance of the provisions of this Section. To enforce the provisions of this Section, the Agent is authorized to request the consent or approval of the FCC or PUC to a voluntary or an involuntary transfer of control of any FCC License or other Franchise or sale or transfer of control of a holder of an FCC License or other Franchise.

            12.4 Selection by Agent of Different Transferee. If, for any reason, the FCC or PUC does not approve within a reasonable period of time (which period shall be determined conclusively by the Agent), the initial application for approval of the transfer of the Collateral, the Agent shall then have the right to transfer the Collateral to such other Person as the Agent shall select (subject to the prior approval of the FCC or PUC). With respect to such subsequent selection, Pledgor agrees to cooperate fully in the manner set forth above. Exercise by the Agent of the right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

         SECTION 13. SECURITIES LAW PROVISION

            Pledgor recognizes that the Agent may be limited in its ability to effect a sale to the public of all or part of the Collateral by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "Securities Laws"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that sales so made may be at prices and on terms less favorable than if the Collateral were sold to the public, and that the Agent has no obligation to delay the sale of any Collateral for the period of time necessary to register the Collateral for sale to the public under the Securities Laws. Pledgor shall (and require the Borrower and its Subsidiaries to) cooperate with the Agent in its attempts to satisfy any requirements under the Securities Laws (including without limitation registration thereunder if requested by Agent) applicable to the sale of the Collateral by the Agent at the Borrower's and its Subsidiaries' cost and expense.

         SECTION 14. SECURITY INTEREST ABSOLUTE; WAIVERS BY PLEDGOR

            14.1 Absolute Nature of Security Interest. All rights of the Agent hereunder, the grant of the security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the terms of the Loan Documents or any other instrument or document relating hereto or thereto, (ii) any change in the time, manner or place of payment of, increases in, or in any other term of, all or any of the Senior Secured Obligations, or any other amendment or waiver of any terms related thereto, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of any guaranty, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other Person in respect of the Senior Secured Obligations or in respect of this Lenfest Pledge Agreement or any other Loan Document or any obligations hereunder or thereunder.

            14.2 No Duty To Marshal Assets. The Agent shall have no obligation to marshal any assets in favor of the Pledgor or any other Person or against or in payment of any or all of the Senior Secured Obligations.

            14.3 Waiver of Right of Subrogation, Etc. The Pledgor acknowledges that until all the Senior Secured Obligations shall have been indefeasibly paid in full, the Pledgor shall have no right (or hereby waives any such right) of subrogation, reimbursement, or indemnity whatsoever in respect of the Borrower or any Subsidiary of the Borrower arising out of remedies exercised by the Agent hereunder.

            14.4 Other Waivers. The Pledgor hereby waives notice of acceptance of this Lenfest Pledge Agreement. The Pledgor further waives presentment and demand for payment of any of the Senior Secured Obligations, protest and notice of dishonor or default with respect to any of the Senior Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Lenfest Pledge Agreement or any of the other Loan Documents. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Lenfest Pledge Agreement or any other Loan Document; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Lenfest Pledge Agreement or in any other Loan Document delegated to the Agent, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

         SECTION 15. NON-WAIVER AND NON-EXCLUSIVE REMEDIES

            15.1 Non-Exclusive Remedies. No remedy or right herein conferred upon, or reserved to the Agent is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative and shall be in addition to every other remedy or right given hereunder or under any other Loan Document or under law.

            15.2 Delay and Non-Waiver. No delay or omission by the Agent to exercise any remedy or right hereunder shall impair any such remedy or right or shall be construed to be a waiver of any Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

         SECTION 16. CONTINUING SECURITY INTEREST; HEIRS AND ASSIGNS

            This Lenfest Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until terminated pursuant to Section 17 below, (ii) be binding upon the Pledgor, its successors and assigns and (iii) inure to the benefit of the Agent, the other Senior Secured Parties and their respective successors, transferees and assigns provided, however, that except as specifically set forth in clause (i) of
Section 7, the Pledgor shall not be permitted to transfer any of its obligations hereunder.

         SECTION 17. TERMINATION OF AGREEMENT; RELEASE OF COLLATERAL

            17.1 Termination of Agreement.

                 17.1.1 At such time as (a) the Senior Secured Parties have no obligation to make further loans or other extensions of credit to the Borrower under the Credit Agreement, and (b) all the Senior Secured Obligations have been indefeasibly paid and/or performed in full, this Lenfest Pledge Agreement shall terminate and the Collateral shall be released pursuant to subsection 17.2, provided that if at the time of the payment in full of the Senior Secured Obligations (i) such payment and performance is not subject to any filed or threatened claim, contest, voidance or offset of any kind whatsoever, (ii) the chief financial officer of the Borrower so certifies in writing to Agent and
(iii) the Borrower supplies to Agent such valuations, information, evidence, certifications and opinions as Agent may request in connection therewith, this Lenfest Pledge Agreement shall terminate upon satisfaction of the conditions in clauses (a) and (b) above without giving effect to the requirement that the payment in full be indefeasible.

                 17.1.2 At such time as Lenfest shall have acquired all (but not less than all) of the equity of all Partially-Owned Subsidiaries (as hereafter defined) in compliance with Subsection 7.7.2(c) of the Credit Agreement (which subsection addresses dispositions to minority investors), this Lenfest Pledge Agreement shall terminate and the Collateral shall be released pursuant to Subsection 17.2 below. "Partially-Owned Subsidiaries" means all Subsidiaries of the Borrower that the Pledgor has any interest in at the time of the acquisition referred to in the preceding sentence. For purposes of this Subsection 17.1.2 only, the reference to Subsection 7.7.2(c) of the Credit Agreement shall mean that Subsection as in effect on the Closing Date, or as amended in any manner that is not more restrictive than that set forth in the Credit Agreement on the Closing Date.

                 17.2 Duties of Agent With Respect To Release of Collateral. When this Agreement terminates pursuant to subsection 17.1 above, the Agent shall reassign and deliver to the Pledgor, or to such Person as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever by, the Agent, at the sole cost and expense of the Borrower.

                 17.3 Release of Certain Collateral. Effective upon the closing of a sale of any Collateral as part of a disposition made by the Borrower or any of its Subsidiaries in conformity with the provisions of the Credit Agreement providing for dispositions to third parties free of Liens, and receipt by the Agent of a certification to such effect from the chief financial officer of the Borrower, then the security interest in the assets which are the subject of the sale (the "Sold Collateral") shall terminate. The Agent shall thereupon reassign and deliver to Pledgor, or to such Person as the Pledgor shall designate, against receipt, the Sold Collateral, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever by, the Agent, at the sale cost and expense of the Borrower and its Subsidiaries.

         SECTION 18. MISCELLANEOUS PROVISIONS

            18.1 Notices. All notices, requests, demands, directions and other communications (collectively "notices") given or made upon any party under the provisions of this Lenfest Pledge Agreement shall be by telephone or in writing (including facsimile communication) unless otherwise expressly provided under this Lenfest Pledge Agreement and if in writing, shall be delivered or sent by facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages to this Lenfest Pledge Agreement or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly provided in this Lenfest Pledge Agreement, be effective (a) in the case of facsimile, when received, (b) in case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (e) if given by any other means (including air courier), when delivered; provided, that notices to the Agent shall not be effective until received. In the event of a discrepancy between any telephonic or written notice, the written notice shall control.

            18.2 Entire Agreement. This Lenfest Pledge Agreement sets forth all of the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements or conditions, express or implied, oral or written, with respect thereto, except as contained or referred to herein.

            18.3 Amendments. The terms of this Lenfest Pledge Agreement may be amended, terminated, modified, supplemented or waived only upon the written consent of the Agent and the Pledgor. The rights of the Agent to so change, modify, waive, discharge or terminate any provision hereof is subject to the terms of Section 12.5 of the Credit Agreement, it being understood, however, that the Pledgor is not a third party beneficiary of Section 12.5 of the Credit Agreement.

            18.4 Governing Law. This Lenfest Pledge Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

            18.5 Arbitration; Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial.

                 18.5.1 Arbitration.

                 (i) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to, the Loan Documents between any or all of the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Interest Rate Protection Agreements.

                 (ii) All arbitration hearings shall be conducted in the City of Philadelphia, Commonwealth of Pennsylvania unless otherwise agreed by all parties to such arbitration. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein.

                 (iii) Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sales; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; and (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing of involuntary bankruptcy proceedings. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

                 (iv) The parties agree that they shall not have a remedy of special, consequential, punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to special, consequential, punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                 18.5.2 Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial

                 (i) With respect to any matters that may be heard before a court of competent jurisdiction under paragraph (iii) of the preceding subsection 18.5.1, the Pledgor hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such state, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Pledgor at the address provided for in Section 18.1 above and service so made shall be deemed to be completed upon actual receipt. The Pledgor hereby waives the right to contest the jurisdiction and venue of the courts located in the County of Philadelphia, Commonwealth of Pennsylvania on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against (a) the Agent in any court outside the County of Philadelphia, Commonwealth of Pennsylvania, or (b) any other Senior Secured Party other than in a state within the United States designated by such Senior Secured Party. The provisions of this Section 18.5 shall not limit or otherwise affect the right of the Agent or any Senior Secured Party to institute and conduct an action in any other appropriate manner, jurisdiction or court.

                 (ii) NO PARTY TO THIS AGREEMENT, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR ANY GUARANTY RELATING TO SUCH INDEBTEDNESS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NEITHER THE AGENT NOR ANY SENIOR SECURED PARTY NOR ANY PLEDGOR NOR ANY OTHER PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

                 (iii) WITHOUT LIMITING THE GENERALITY OF PARAGRAPH (iv) OF THE PRECEDING SUBSECTION 18.5.1 EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY ARBITRATION OR OTHER LITIGATION, ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE AGENT NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE AGENT NOR ANY SENIOR SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH SENIOR SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION
18.5. THE PROVISIONS OF THIS SECTION 18.5 HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 18.5 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

            18.6 Severability. If any of the provisions or terms of this Lenfest Pledge Agreement shall for any reason be held to be invalid or unenforceable such invalidity or unenforceability shall not affect any of the other terms hereof, but this Lenfest Pledge Agreement shall be construed as if such invalid or unenforceable term had never been contained herein. Any such invalidity or unenforceability in a particular jurisdiction shall not be deemed to render a provision invalid or unenforceable in any other jurisdiction.

            18.7 Counterparts. This Lenfest Pledge Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument. A photocopied or facsimile copy of any signature page to this Lenfest Pledge Agreement shall be deemed to be the functional equivalent of a manually executed original for all purposes.

            18.8 Rights under Lenfest Agreement.

                 18.8.1 Pledgor consents to the terms and conditions of the Credit Agreement and the Senior Subordinated Indenture and the incurring of additional debt pursuant thereto. Pledgor acknowledges that the debt facilities under the Credit Agreement and the Senior Subordinated Indenture constitute a "Refinancing" and "Media Debt" and the lenders under such credit facilities constitute "Creditors" for the purposes of, and as such capitalized terms are used in, the Lenfest Agreement (as defined in the Credit Agreement).

                 18.8.2 Neither Pledgor nor any affiliate of Pledgor may exercise the right of first refusal or the other rights set forth in Sections 13 and 14 of the Lenfest Agreement if immediately prior to such exercise, and before giving effect thereto, a Default or Event of Default exists.

                 18.8.3 Pledgor acknowledges that (i) the exercise by it or any of its affiliates of certain of the Pledgor's rights under the Lenfest Agreement, including, without limitation, under Sections 13, 14, 27 and 28 thereof, may be a Default under the Loan Documents, (ii) the Agent and the Senior Secured Parties are not waiving any rights or remedies they may have against the Borrower, any of the Borrower's Subsidiaries, Pledgor or any affiliate of Pledgor as a result of any exercise of such rights, and (iii) the exercise of any such rights shall not impair the paramount rights of Agent and the Senior Secured Parties pursuant to the Loan Documents, including the first priority security interest of Agent in all of the stock of the Subsidiaries of the Borrower that Pledgor or any affiliate of Pledgor now owns or may hereafter acquire. Pledgor shall give to Agent and each Senior Secured Party (at the address of such Senior Secured Party specified in the Credit Agreement or such other address of which Pledgor is notified by a Senior Secured Party) at least thirty (30) days prior written notice of its intention to exercise any of its rights under Sections 13, 14, 27 or 28 of the Lenfest Agreement, which notice shall specify the Section of the Lenfest Agreement pursuant to which Pledgor intends to exercise its rights and the basis for such exercise.

                  IN WITNESS WHEREOF, the parties have caused this Lenfest Pledge Agreement to be duly executed and delivered by their respective authorized officers on the date first above written.

PLEDGOR:                             LENFEST YORK, INC.


                                      By:_______________________________________
                                         Name:
                                         Title:

                                         Notice Information
                                         ------------------
                                         202 Shoemaker Road
                                         Pottstown, PA 19464
                                         Phone No.: (215) 327-0965
                                         Fax No.:   (215) 327-8378
                                         Attention: H.F. Lenfest, President

AGENT:                                   FIRST UNION NATIONAL BANK, in its
                                         capacity as Agent


                                      By:_______________________________________
                                         Name:  Elizabeth Elmore
                                         Title: Senior Vice President


                                         Notice Information
                                         ------------------
                                         Communications/Media Group
                                         PA 4829
                                         1 South Penn Square
                                         P.O. Box 7618
                                         Philadelphia, PA 19101-7618
                                         Phone No.: (215) 786-4321
                                         Fax No.:   (215) 786-7721
                                         Attention: Elizabeth Elmore,
                                                    Senior Vice President

                   Signature Page to Lenfest Pledge Agreement

                                     JOINDER

                  The undersigned acknowledge the Lenfest Pledge Agreement to which this Joinder is attached, and hereby jointly and severally agree to be bound by the foregoing Lenfest Pledge Agreement and to perform the covenants contained therein required to be performed by each.


                                               SUSQUEHANNA MEDIA CO.

                                               SUSQUEHANNA CABLE CO.

                                               CABLE TV OF EAST PROVIDENCE, INC.

                                               CASCO CABLE TELEVISION, INC.

                                               CASCO CABLE TELEVISION OF BATH,
                                               MAINE

                                               SBC CABLE CO.

                                               YORK CABLE TELEVISION, INC.


                                               By: _____________________________
                                                   Name:  Alan L. Brayman
                                                   Title: Treasurer

                                               Notice Information
                                               -------------------
                                               140 East Market Street
                                               York, PA 18401
                                               Phone:     (717) 848-5500
                                               Fax No.:   (717) 771-1440
                                               Attention: Craig Bremer, Esquire


                       Joinder to Lenfest Pledge Agreement